EXHIBIT 10.2

THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

UNITED ENERGY CORP.

WARRANT CERTIFICATE

Common Stock, par value $.001 per share

Date of Issue: April 27, 2005	Warrant to Purchase
1,000,000 Shares

THIS CERTIFIES THAT, for value received, BEN BARNES, or his registered assigns, is entitled, subject to the provisions of this Warrant Certificate (this “Warrant”), to purchase an aggregate of 1,000,000 shares of common stock, par value $.01 per share (“Common Stock”), of United Energy Corp., a corporation organized under the laws of the State of Nevada, including any corporation that shall succeed or assume the obligations of such corporation (the “Company”).

The number of shares of the Common Stock to be received upon the exercise of this Warrant and the payment of the Underlying Share Purchase Price (as hereinafter defined) therefor are subject to adjustment from time-to-time as hereinafter set forth.

SECTION 1.

Definitions.

The following terms as used in this Warrant shall have the meanings set forth below:

1.1        “Assignment Form” means the form attached hereto as Exhibit A.

1.2        “Business Day” means any day other than a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the United States.

1.3        “Cashless Exercise” shall have the meaning set forth in Section 2.4 hereof.

1.4      “Cashless Exercise Form” means the form attached hereto as Exhibit B.

1.5        “Change of Control” means any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person and any transaction that is effected in such a way that holders of more than fifty percent (50%) of the then outstanding shares of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets of another Person with respect to or in exchange for Common Stock.

1.6      “Claims” shall have the meaning set forth in Section 5.3.1 hereof.

1.7      “Common Stock” shall have the meaning set forth in the introductory paragraph.

1.8       “Company” shall have the meaning set forth in the introductory paragraph.

1.9      “Consulting Agreement” shall mean that certain Consulting Services Agreement, dated April 27, 2005, by and between the Company and Ben Barnes.

1.10     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1.11    “Exercise Date” shall mean any date on which the Company receives (i) this Warrant, together with a Subscription Form or Cashless Exercise Form duly executed by the Warrant Holder (or his, her or its attorney-in-fact duly authorized in writing) and (ii) if other than a Cashless Exercise, payment in cash, or by official bank or certified check made payable to the Company, of an amount in lawful money of the United States of America equal to the Underlying Share Purchase Price, plus transfer taxes, if any.

1.12    “Expiration Date” means the last date on which this Warrant may be exercised, which shall be 5:00 p.m., New York City time, on the day before the date that is ten (10) years from the Issuance Date, or if such date is not a Business Day, at or before 5:00 p.m. New York City time on the next Business Day.

1.13    “Indemnified Party” shall have the meaning set forth in Section 5.3.1 hereof.

1.14    “Issuance Date” means April 27, 2005.

1.15    “Person” means an individual, partnership, corporation, limited liability company, trust, unincorporated organization, joint venture, government or agency, political subdivision thereof, or any other entity of any kind.

1.16    “Registrable Securities” means (i) the Underlying Shares, and (ii) any securities issued or issuable with respect to Common Stock by the way of stock dividend or stock split or in connection with a combination, reorganization or otherwise.

1.17    “Registration Statement” shall have the meaning set forth in Section 5.1 hereof.

1.18    “Rule 144” shall have the meaning set forth in Section 5.5 hereof.

1.19    “SEC” means the United States Securities and Exchange Commission.

1.20    “Securities Act” means the Securities Act of 1933, as amended.

1.21    “Subscription Form” means the form attached hereto as Exhibit C.

1.22    “Transfer Agent” means Interstate Transfer Company or any other firm engaged to act as the transfer agent of the Company.

1.23    “Underlying Share Purchase Price” shall mean the purchase price to be paid upon the exercise of this Warrant for the Underlying Shares in accordance with the following (subject to adjustment from time to time pursuant to the provisions of Section 4 hereof):

1.23.1    a price per share equal to the closing price of the Company’s Common Stock on the Issuance Date for the first 500,000 Underlying Shares issued hereunder; and

1.23.2    a price per share equal to $2.00 for the next 500,000 Underlying Shares issued hereunder.

1.24    “Underlying Shares” means the 1,000,000 shares of Common Stock that are the subject of this Warrant, subject to adjustment from time to time as provided herein.

1.25    “Violation” shall have the meaning set forth in Section 5.3.1 hereof.

1.26    “Warrant” shall have the meaning set forth in the introductory paragraph.

1.27      “Warrant Holder” means a person or entity in whose name this Warrant shall be either initially or subsequently registered upon the books maintained by the Company for such purpose, and “Warrant Holders” means, collectively, the Warrant Holder and all other persons or entities in whose name the Warrants shall be either initially or subsequently registered upon the books maintained by the Company for such purpose.

SECTION 2.

Duration, Vesting and Exercise.

2.1      Duration. This Warrant may be exercised from time to time, upon the terms and subject to the conditions set forth herein, at any time on or before the Expiration Date. If this Warrant is not exercised on or before the Expiration Date in accordance with the terms hereof, the Warrant Holder shall no longer be entitled to purchase the Underlying Shares and all rights hereunder to purchase such Underlying Shares shall thereupon cease.

2.2      Vesting. The first One Hundred Thousand (100,000) Underlying Shares are immediately vested. The remainder of the Underlying Shares shall vest and become exercisable, if at all, upon the recognition by the Company of the following net revenue targets as a result of business generated through contacts brought to the Company by Consultant (“Consultant’s Contacts”) pursuant to the Consulting Agreement:

2.2.1     One Hundred Thousand (100,000) Underlying Shares shall vest upon the achievement by the Company of $5,000,000 in net revenues from Consultant’s Contacts; and

2.2.2     One Hundred Thousand (100,000) Underlying Shares shall vest upon the achievement by the Company of $10,000,000 in aggregate net revenues from Consultant’s Contacts; and

2.2.3     One Hundred Thousand (100,000) Underlying Shares shall vest upon the achievement by the Company of $15,000,000 in aggregate net revenues from Consultant’s Contacts; and

2.2.4     One Hundred Thousand (100,000) Underlying Shares shall vest upon the achievement by the Company of $20,000,000 in aggregate net revenues from Consultant’s Contacts; and

2.2.5     One Hundred Thousand (100,000) Underlying Shares shall vest upon the achievement by the Company of $25,000,000 in aggregate net revenues from Consultant’s Contacts; and

2.2.6     One Hundred Thousand (100,000) Underlying Shares shall vest upon the achievement by the Company of $30,000,000 in aggregate net revenues from Consultant’s Contacts; and

2.2.7     One Hundred Thousand (100,000) Underlying Shares shall vest upon the achievement by the Company of $35,000,000 in aggregate net revenues from Consultant’s Contacts; and

2.2.8     One Hundred Thousand (100,000) Underlying Shares shall vest upon the achievement by the Company of $40,000,000 in aggregate net revenues from Consultant’s Contacts; and

2.2.9     One Hundred Thousand (100,000) Underlying Shares shall vest upon the achievement by the Company of $45,000,000 in aggregate net revenues from Consultant’s Contacts.

2.3    Exercise.

2.3.1   A Warrant Holder may exercise this Warrant, in whole or in part, to purchase vested Underlying Shares in such amounts as may be elected upon surrender of this Warrant, together with a duly executed Subscription Form, to the Company at its corporate office, together with the full Underlying Share Purchase Price for each Underlying Share to be purchased, in lawful money of the United States, or by certified check or bank draft payable in United States dollars to the order of the Company and upon compliance with and subject to the conditions set forth herein.

2.3.2   Upon receipt of this Warrant, together with a duly executed Subscription Form, and accompanied by payment of the Underlying Share Purchase Price for the number of vested Underlying Shares for which this Warrant is then being exercised, the Company shall, subject to Section 6.2 hereof, cause to be issued and delivered promptly (but in no event later than the fifth Business Day after the date on which the Company receives this Warrant, the Subscription Form and the Underlying Share Purchase Price) to the Warrant Holder certificates for such shares of Common Stock in such denominations as requested by the Warrant Holder in the Subscription Form.

2.3.3   In the event that a Warrant Holder exercises this Warrant for less than all of the Underlying Shares, the Company will execute a new Warrant, exercisable for the balance of the Underlying Shares that may be purchased upon exercise of the unexercised portion of this Warrant, and shall deliver such new Warrant to the Warrant Holder.

2.3.4   This Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date, and the Person entitled to receive the vested Underlying Shares and any new Warrant representing the unexercised portion of this Warrant shall be treated for all purposes as the holder of such Underlying Shares and new Warrant as of the close of business on the Exercise Date.

2.4        Cashless Exercise. In lieu of payment of the Underlying Share Purchase Price, a Warrant Holder may exercise this Warrant, in whole or in part, by presentation and surrender of this Warrant to the Company, together with a duly executed Cashless Exercise Form (or a reasonable facsimile thereof) (a “Cashless Exercise”); provided, however, that a Cashless Exercise will only be accounted by the Company if the Company’s Common Stock has been trading in a public market for at least thirty (30) continuous days prior to the date of such exercise. Acceptance by the Company of such presentation and surrender shall be deemed a waiver of the Warrant Holder’s obligation to pay all or any portion of the Underlying Share Purchase Price in cash, as the case may be. In the event of a Cashless Exercise, the Warrant Holder shall exchange this Warrant for that number of shares of Common Stock determined by multiplying the number of shares of Common Stock for which this Warrant is being exercised by a fraction, the numerator of which shall be the difference between the then current market price per share of the Common Stock and the Underlying Share Purchase Price, and the denominator of which shall be the then current market price per share of Common Stock.

SECTION 3

Covenants

3.1        Issuance and Sale of Underlying Shares. The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized Common Stock, solely for the purpose of issuance upon exercise of this Warrant, such number of shares of Common Stock as shall equal the aggregate number of the Underlying Shares. The Company covenants that all shares of Common Stock that shall be issuable upon exercise of this Warrant shall, at the time of delivery, and, subject to Section 2.3 hereof, upon receipt by the Company of the Underlying Share Purchase Price, be duly and validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than those that the Company shall promptly pay or discharge).

The Transfer Agent for the Common Stock shall be irrevocably authorized and directed at all times to reserve such number of authorized shares of Common Stock as shall be required for such purpose. The Company will keep a copy of this Warrant on file with the Transfer Agent. The Company will supply the Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash that may be payable as provided in Section 6.2 hereof. The Company will furnish the Transfer Agent with a copy of all notices of adjustments and certificates related thereto transmitted to the Warrant Holder pursuant to Section 4 hereof.

3.2        Restrictive Legend. Each certificate evidencing shares of Common Stock issued to the Warrant Holder upon exercise of this Warrant shall bear the following restrictive legend until such time as the transfer of such Common Stock is not restricted under the federal securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

SECTION 4

Adjustment of Underlying Share Purchase Price and Amount.

The number of Underlying Shares purchasable upon the exercise of this Warrant and the payment of the Underlying Share Purchase Price shall be subject to adjustment from time to time as follows:

4.1        Adjustment for Stock Dividends, Stock Splits and Combinations. In case at any time after the Issuance Date, the Company shall split or subdivide the Common Stock into a greater number of shares, or shall declare and pay any stock dividend with respect to the Common Stock that has the effect of increasing the number of outstanding shares of the Common Stock, the Underlying Share Purchase Price in effect immediately prior to such subdivision or stock dividend shall be proportionately reduced and the number of Underlying Shares immediately prior to such subdivision or stock dividend shall be proportionately increased, and conversely, in case at any time the Company shall combine its Common Stock into a smaller number of shares, the Underlying Share Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of Underlying Shares immediately prior to such combination shall be proportionately reduced

4.2        Change of Control. Prior to the consummation of any Change of Control, the Company shall provide Warrant Holder a reasonably equivalent alternative arrangement that may include warrants of the successor entity, securities and/or cash compensation.

4.3        No Impairment. The Company will not, through any Change of Control, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company.

4.4        Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, options or in convertible securities, or (ii) to subscribe for or purchase Common Stock, options or convertible securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

4.5        Certificate of Adjustment. In the event of any adjustment to the number of shares of Common Stock to be purchased under this Warrant, an officer of the Company shall compute such adjustment in accordance with the provisions hereof and prepare, sign and deliver a certificate showing such adjustment to the Warrant Holder or as provided herein.

4.6        Notices of Record Date. In the event of (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, (ii) to offer for subscription any additional shares of capital stock of any class or series, (iii) to effect any reclassification or recapitalization of Common Stock outstanding, or (iv) any Change of Control or voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Warrant Holder, not less than ten (10) days and not more than sixty (60) days prior to the date on which the books of the Company shall close, the record date specified therein or the effective date thereof as the case may be, a notice specifying (A) the material terms and conditions of the proposed action, (B) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description thereof, (C) the date on which any such Change in Control, dissolution, liquidation or winding up is expected to become effective, and (D) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Change of Control, dissolution, liquidation or winding up.

4.7        Notices. Any notice required by the provisions of this Section 4 shall be in writing and shall be deemed given upon delivery, if delivered personally, or twenty-four (24) hours after notice is sent by overnight delivery via recognized commercial courier with receipt acknowledged, or seventy-two (72) hours after the same has been deposited in the United States mail, by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Warrant Holder at his, her or its address set forth in Section 8.1 hereof.

SECTION 5

Registration Rights.

5.1        Obligations of the Company. Within 120 days of the Issuance Date, the Company shall prepare and file with the SEC a registration statement on a form available to effect a registration for resale of the Registrable Securities, covering the resale of the Registrable Securities in an amount equal to 100% of the Underlying Shares issuable upon exercise of this Warrant (the “Registration Statement”). Such Registration Statement shall also cover, to the extent allowable under the Securities Act and the rules promulgated thereunder, such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Company shall use its reasonable efforts to effect the registration of the Registrable Securities. In furtherance thereof, the Company agrees as follows:

5.1.1     to prepare the Registration Statement and file it with the SEC, and thereafter use its reasonable efforts to cause the Registration Statement to become effective;

5.1.2     to prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the Registrable Securities covered by the Registration Statement;

5.1.3     to use reasonable efforts to (A) register and qualify the Registrable Securities covered by the Registration Statement under such securities or Blue Sky laws of the jurisdictions reasonably requested by the Warrant Holder, (B) prepare and file in those jurisdictions all required amendments (including post-effective amendments) and supplements, and (C) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times the Registration Statement is in effect; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5.1;

5.1.4     to promptly notify the Warrant Holder of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement, and make efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement.

5.2    Obligations of the Warrant Holder.

5.2.1     It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Warrant with respect to the Warrant Holder that the Warrant Holder shall furnish to the Company such information regarding the Warrant Holder and the Registrable Securities held by the Warrant Holder as shall be reasonably required to effect the registration of the Registrable Securities.

5.2.2     The Warrant Holder, by its, his or her acceptance of the Registrable Securities, agrees to cooperate with the Company in connection with the preparation and filing of any Registration Statement hereunder.

5.3        Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Warrant:

5.3.1     To the extent permitted by law, the Company will indemnify and hold harmless the Warrant Holder (in such capacity) and, if applicable, its members, managers, directors, officers and/or agents (collectively, an “Indemnified Party”), against any losses, claims, damages, expenses, liabilities (joint or several) (collectively, “Claims”) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”); (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented if the Company files any amendment thereof or supplement thereto with the SEC), or the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall promptly reimburse the Warrant Holder, and each such other person entitled to indemnification under this Section 5.3.1, as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any Claim, whether or not such Claim, investigation or proceeding is brought or initiated by the Company or a third party. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 5.3.1 shall not (A) apply to a Claim arising out of or based upon a Violation that occurs in reliance upon and in conformity with information furnished in writing to the Company by the Warrant Holder expressly for use in connection with the preparation of the Registration Statement, any prospectus or any such amendment thereof or supplement thereto or any failure of the Warrant Holder to deliver a prospectus as required by the Securities Act; or (B) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.

5.3.2     In connection with the Registration Statement, the Warrant Holder agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 5.3.1, the Company, each of its directors, each of its officers who sign the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter (collectively, also an “Indemnified Party”), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent that such Violation occurs in reliance upon and in conformity with information furnished to the Company by the Warrant Holder expressly for use in connection with such Registration Statement; and the Warrant Holder shall promptly reimburse an Indemnified Party, as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by the Indemnified Party in connection with investigating or defending any Claim, whether or not such Claim, investigation or proceeding is brought or initiated by the Indemnified Party or a third party; provided, however, that the indemnification agreement contained in this Section 5.3.2 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Warrant Holder, which consent shall not be unreasonably withheld.

5.3.3     The Company shall be entitled to receive indemnification from underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in the distribution to the same extent as provided above, with respect to information about such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

5.3.4     Promptly after receipt by an Indemnified Party under this Section 5.3 of notice of the commencement of any action (including any governmental action), such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 5.3, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly given notice, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party; provided, however, that an Indemnified Party shall have the right to retain its, his or her own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for such party, representation of such party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such party and any other party represented by such counsel in such proceeding. The Company shall pay for only one legal counsel for the Warrant Holder and any Indemnified Party related thereto; such legal counsel shall be selected by the Warrant Holder or such other Indemnified Party subject to the Company’s approval which shall not be unreasonably withheld. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve the indemnifying party of any liability under this Section 5.3, except to the extent that such failure to notify results in the forfeiture by the indemnifying party of substantive rights or defenses. The indemnification required by this Section 5.3 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

5.4        Contribution. To the extent any indemnification is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which, he, she or it would otherwise be liable under Section 5.3 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under Section 5.3, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning used in the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

5.5        Reports Under Exchange Act. With a view to making available to the Warrant Holder the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the security holders to sell securities of the Company to the public without registration (“Rule 144”), the Company shall at all times:

5.5.1     make and keep public information available, as those terms are understood and defined in Rule 144;

5.5.2     file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

5.5.3     furnish to the Warrant Holder, promptly upon request, (A) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed with the SEC by the Company, and (C) such other information as may be reasonably requested to permit the Warrant Holder to sell such securities without registration.

5.6       Expenses. The Company shall be responsible for all expenses associated with each registration.

SECTION 6

Other Provisions Relating to Rights of the Warrant Holder.

6.1        Warrant Holder not a Stockholder. The Warrant Holder, as such, shall not be entitled to vote or receive dividends or be deemed a holder of Common Stock for any purpose whatsoever, nor shall anything contained in this Warrant be construed to confer upon the Warrant Holder, as such, any of the rights of a stockholder of the Company, including, but not limited to, the right to vote for the election of directors or on any other matter, give or withhold consent to any action by the Company, receive notice of meetings or other action affecting stockholders (except for notices provided for in this Warrant), receive dividends or subscription rights, or otherwise until this Warrant shall have been exercised to purchase Underlying Shares, at which time the person(s) in whose name(s) the certificate(s) for the shares of Common Stock are registered shall be deemed the holder(s) of record of such shares of Common Stock for all purposes.

6.2        Fractional Shares. Notwithstanding anything contained herein to the contrary, the Company shall not be required to issue any fractional shares of Common Stock in connection with the exercise of this Warrant. In any case where the Warrant Holder would, except for the provisions of this Section 6.2, be entitled under the terms of this Warrant to receive a fraction of a share of Common Stock upon the exercise of this Warrant, the Company shall issue the largest number of whole shares of Common Stock purchasable upon exercise of this Warrant. The Warrant Holder expressly waives his, her or its right to receive a certificate of any fraction of a share of Common Stock upon the exercise hereof. However, with respect to any fraction of a share of Common Stock called for upon any exercise hereof, the Company shall pay to the Warrant Holder an amount in cash equal to such fraction multiplied by the Market Price per share of Common Stock.

6.3        Absolute Owner. Prior to due presentment for registration of transfer of the Warrant Certificates, the Company may deem and treat the Warrant Holder as the absolute owner of this Warrant for the purpose of any exercise thereof and for all other purposes; the Company shall not be affected by any notice to the contrary.

SECTION 7.

Division, Split-Up, Combination, Exchange and Transfer of Warrants

7.1        Request. This Warrant may be divided, split up, combined or exchanged for other Warrants of like tenor to purchase a like aggregate number of Underlying Shares. If the Warrant Holder desires to divide, split up, combine or exchange this Warrant, he, she or it shall make such request in writing delivered to the Company at its corporate offices in Secaucus, New Jersey, or as otherwise directed by the Company in writing, and shall surrender the Warrant to be so divided, split up, combined or exchanged at said office; provided, however, that if this Warrant is divided or split up and any resulting warrant is to be issued in the name of a person other than the Warrant Holder, the Warrant Holder must comply with the provisions of Section 7.2 hereof. Upon any such surrender for a division, split-up, combination or exchange, the Company shall execute and deliver to the Warrant Holder(s) the new Warrant(s) as so requested. The Company may require the Warrant Holder to pay a sum sufficient to cover any tax, governmental or other charge that may be imposed in connection with any division, split-up, combination or exchange of this Warrant.

7.2        Assignment; Replacement of Warrant Certificates. This Warrant may be sold, transferred, assigned or hypothecated by the Warrant Holder at any time, in whole or in part, subject to compliance with federal and state securities laws; provided, however, that the Warrant Holder shall provide an opinion of counsel reasonably satisfactory to counsel to the Company that the transfer, assignment or hypothecation qualifies for an exemption from registration under the Securities Act. Any division or assignment permitted of this Warrant shall be made by surrender by the Warrant Holder of this Warrant to the Company at its principal office with the Assignment Form attached hereto as Exhibit A, duly executed, together with funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver one or more new Warrants in the name of the assignees and the surrendered Warrant shall promptly be canceled; provided however, if less than all of the Underlying Shares are assigned, the remainder of this Warrant will be evidenced by a new Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification agreement, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen or destroyed Warrant shall thereupon become void.

SECTION 8.

Other Matters.

8.1        Notices. Except as otherwise provided herein, notice or demand pursuant to this Agreement to be given or made by the Warrant Holder to the Company or by the Company to the Warrant Holder, shall be sufficiently given if delivered personally or by overnight courier, or sent by registered or certified mail, postage prepaid, return receipt requested, or by facsimile transmission, electronically confirmed. Any such notice shall be addressed, until another address is designated in writing by either the Company or the Warrant Holders, as the case may be, as follows:

If to the Company:

United Energy Corp.

600 Meadowlands Parkway, #20

Secaucus, New Jersey 07094

Attention: Brian F. King, Chief Executive Officer

Telephone No.: (201) 842-0288

Facsimile No.: (201) 842-1307

With a copy to:

W. Raymond Felton, Esq.

Greenbaum, Rowe, Smith & Davis LLP

P.O. Box 5600

Woodbridge, New Jersey 07095

Telephone No.: (732) 549-5600

Facsimile No.: (732) 549-1881

If to the Warrant Holder:

Ben Barnes

Attention:

Telephone No.:

Facsimile No.:

Except as otherwise provided herein, notices delivered in accordance with the foregoing provisions of this Section 8.1 shall be effective (i) when delivered, if delivered personally or by facsimile transmission electronically confirmed, (ii) one Business Day after being delivered (properly addressed and all fees paid) for overnight delivery to a courier (such as Federal

Express) which regularly provides such service and regularly obtains executed receipts evidencing delivery, or (iii) three (3) days after being sent by registered or certified mail, postage prepaid, return receipt requested.

8.2        Governing Law. The validity, interpretation and performance of this Agreement shall be governed by the laws of the State of New Jersey, without giving effect to the conflicts of laws principles thereof.

8.3        Exclusive Benefit. Nothing in this Warrant, express or implied, is intended or shall be construed to confer upon or give to any person or corporation, other than the Company and the Warrant Holder, any right, remedy or claim hereunder, and all covenants, conditions, stipulations, promises and agreements herein shall be for the sole and exclusive benefit of the Company and the Warrant Holder and their respective successors, survivors and permitted assigns hereunder.

8.4        Headings. The article headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation hereof.

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IN WITNESS WHEREOF, United Energy Corp. has caused this Warrant to be duly executed and delivered as of the date first above written.

UNITED ENERGY CORP.
By:
Brian F. King, Chief Executive Officer

EXHIBIT A

ASSIGNMENT FORM

For value received, the undersigned hereby sells, assigns and transfers unto ____________________, whose address is ________________________________________ and whose social security or other identifying number is _________________, this Warrant to purchase ____________ Underlying Shares, and hereby irrevocably constitutes and appoints the Secretary of United Energy Corp. (the “Company”) as his, her or its attorney-in-fact to transfer the same on the books of the Company with full power of substitution and re-substitution. If said number of Underlying Shares is less than all of the Underlying Shares purchasable under this Warrant so assigned, the undersigned requests that a new Warrant representing the remaining Underlying Shares be registered in the name of ______________________________, whose address is _____________________________________________, whose social security or other identifying number is _____________________, and that such new Warrant be delivered to _____________________, whose address is _______________________________________.
Date:
(Signature)

(Print Name)

EXHIBIT B

CASHLESS EXERCISE FORM

(To be executed upon exercise of this Warrant pursuant to Section 2.4 of this Warrant)

The undersigned hereby irrevocably elects to surrender ____________ shares purchasable under this Warrant being delivered herewith, for such shares of Common Stock issuable in exchange therefor pursuant to the Cashless Exercise provisions of this Warrant, as provided for in Section 2.4 of this Warrant.

Please issue a certificate or certificates for ______________ shares of Common Stock in the name of, and pay cash for fractional shares in the name of:

(Please print name, address, and social security number/tax identification number.)

and, if said number of shares of Common Stock shall not be all the shares of Common Stock purchasable under this Warrant, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under this Warrant be registered in the name of the undersigned Warrant Holder or his, her or its transferee as below indicated and delivered to the address stated below.
Dated:

Name of Warrant Holder
or transferee:
(Please Print)

Address:

Signature:

NOTE: Signature must conform to the name of Warrant Holder as specified on the face of this Warrant or with the name of the transferee appearing in the Assignment Form attached as Exhibit A to this Warrant.

EXHIBIT C

SUBSCRIPTION FORM

The undersigned hereby irrevocably elects to exercise this Warrant, to purchase ________________ Underlying Shares and tenders payment herewith in the amount of $_____. The undersigned requests that a certificate for such Underlying Shares be registered in the name of ________________, whose address is __________________________________________ and whose social security or other identifying number is ________________, and that such Underlying Shares be delivered to __________________, whose address is ____________________________________________. If said number of Underlying Shares is less than all of the Underlying Shares purchasable under this Warrant, the undersigned requests that a new Warrant representing the remaining Underlying Shares be registered in the name of ___________________, whose address is ___________________________________________ and whose social security or other identifying number is ______________, and that such new Warrant be delivered to _________________________, whose address is _____________________________________________.

Date:
(Signature)

(Print Name)